UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

Form 8-K/A

(Amendment No. 1)

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 26, 2021

ACASTI PHARMA INC.

(Exact Name of Registrant as Specified in Charter)

Québec, Canada	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East Suite 102 Laval, Québec CA H7E 2B5
(Address of Principal Executive Offices) (Zip Code)

450-686-4555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K filed by Acasti Pharma Inc. ("Acasti") with the Securities and Exchange Commission (“SEC”) on August 27, 2021 (the "Original 8-K"), announcing the completion of its acquisition of Grace Therapeutics Inc. This Form 8-K/A amends the Original 8-K to include the financial statements required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The financial statements required by this Item with respect to the Merger described in Item 2.01 in the Original 8-K, as modified hereby, were previously filed as part of as part of the Registration Statement on Form S-4 filed by Acasti with the SEC on June 30, 2021, as amended by Amendment no. 1 thereto filed with the SEC on July 13, 2021, link to which is found in Exhibit 99.1 hereto.

(b)       Pro forma financial information.

The pro forma financial information required by this Item with respect to the Merger described in Item 2.01 in the Original 8-K, as modified hereby, were previously filed as part of the Registration Statement on Form S-4 filed by Acasti with the SEC on June 30, 2021, as amended by Amendment no. 1 thereto filed with the SEC on July 13, 2021, a link to which is found in Exhibit 99.2 hereto.

(d)        Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of Grace Therapeutics Inc. as of and for the years ended December 31, 2020 and 2019 and unaudited condensed financial statements of Grace Therapeutics Inc., as of March 31, 2021 and December 31, 2020, and for the three months ended March 31, 2021 and 2020.
99.2	Unaudited pro forma condensed combined balance sheet as of March 31, 2021, the unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended March 31, 2020 and the unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2020.
99.3	Consent of EisnerAmper LLP dated November 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: November 5, 2021	By:	/s/ Jan D’Alvise
Jan D’Alvise
Chief Executive Officer